Exhibit 99.1
                              LETTER OF TRANSMITTAL
                             COMFORCE OPERATING, INC.


Offer to Exchange its 12% Senior Notes due 2007, Series B ("New Notes"), which have been registered under the Securities Act, for any and all of its outstanding 12% Senior Notes due 2007, Series A ("Old Notes"), pursuant to the Prospectus dated __________, 1998.


     THE NOTES EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____________________, 1998 OR SUCH LATER DATE AND TIME TO WHICH THE NOTES EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

                                       To:

                 Wilmington Trust Company, Notes Exchange Agent


           By Mail:                                By Facsimile:

     Wilmington Trust Company                      (302) 651-8882
     1100 North Market Street               (For Eligible Institutions Only)
     Wilmington, DE  19890
    Attention: Corporate Trust

     By Overnight Courier or                    For Information Call:
           By Hand:

     Wilmington Trust Company                      (302) 651-1000
     1100 North Market Street
     Wilmington, DE  19890
  Attention: Corporate Trust


                             ----------------------

     DELIVERY  OF THIS  LETTER OF  TRANSMITTAL  TO AN ADDRESS  OTHER THAN AS SET
FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate number(s) and aggregate principal of Old Notes should be listed on a separate signed schedule affixed hereto.

                        DESCRIPTION OF OLD NOTES TENDERED

NAME(S) AND ADDRESS(ES) OF                      (1)                   (2)                  (3)                 (4)
REGISTERED HOLDER(S), EXACTLY               CERTIFICATE            AGGREGATE            AGGREGATE           AGGREGATE
AS NAME(S)                                 NUMBER(S) OF         PRINCIPAL OF OLD        PRINCIPAL           PRINCIPAL
APPEAR(S) ON OLD NOTES                      OLD NOTES*               NOTES              AMOUNT OF           AMOUNT OF
CERTIFICATE (PLEASE FILL IN, IF                                  REPRESENTED BY         OLD NOTES           OLD NOTES
BLANK)                                                            CERTIFICATE           TENDERED**         TENDERED IN
                                                                                                          EXCHANGE FOR
                                                                                                          CERTIFICATED
                                                                                                          NEW NOTES***





* Need not be completed if Old Notes are being tendered by book-entry transfer in accordance with DTC's ATOP procedures for transfer.

** Unless otherwise indicated in this column, the aggregate principal amount represented by all Old Notes Certificates identified in Column 1 or delivered to the Notes Exchange Agent shall be deemed tendered.

*** Unless otherwise indicated, the holder will be deemed to have tendered the aggregate principal amount of Old Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, The Depository Trust Company ("DTC") and registered in the name of Cede & Co., its nominee.

     The undersigned acknowledges that he, she or it has received and reviewed the Prospectus, dated January , 1998 (the "Prospectus"), of COMFORCE Operating, Inc. a Delaware corporation ("COI") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute COI's offer (the "Notes Exchange Offer") to exchange its 12% Senior Notes due 2007, Series B ("New Notes"), for an equal principal amount of its 12% Senior Notes due 2007, Series A ("Old Notes"). The New Notes and the Old Notes are collectively referred to as the "Notes." Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     The undersigned has completed the appropriate boxes above and below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Notes Exchange Offer.

     This Letter of Transmittal is to be used by holders of Old Notes to accept the Notes Exchange Offer if: (i) tender of Old Notes is to be made according to the Automated Tender Offer Program ("ATOP") of the Depository Trust Company ("DTC"), for which the transaction is eligible, pursuant to the procedures set forth in the Prospectus under the caption "Notes Exchange Offer--Procedures for Tendering--Unregistered Notes held through DTC"; (ii) certificates representing Old Notes are to be physically delivered to the Notes Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption "Notes Exchange Offer--Procedures for Tendering--Unregistered Notes held by Holders"; or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Notes Exchange Offer--Guaranteed Delivery Procedures." NOTWITHSTANDING THE FOREGOING, VALID ACCEPTANCE OF THE TERMS OF THE NOTES EXCHANGE OFFER MAY BE EFFECTED BY A PARTICIPANT IN DTC (A "DTC PARTICIPANT") TENDERING OLD NOTES THROUGH ATOP WHERE THE NOTES EXCHANGE AGENT RECEIVES AN AGENT'S MESSAGE (AS DEFINED IN THE PROSPECTUS) PRIOR TO THE EXPIRATION DATE. ACCORDINGLY, SUCH DTC PARTICIPANT MUST ELECTRONICALLY TRANSMIT ITS ACCEPTANCE TO DTC THOUGH ATOP, AND THEN DTC WILL EDIT AND VERIFY THE ACCEPTANCE, EXECUTE A BOOK-ENTRY DELIVERY TO THE NOTES EXCHANGE AGENT'S ACCOUNT AT DTC AND SEND AN AGENT'S MESSAGE TO THE NOTES EXCHANGE AGENT FOR ITS ACCEPTANCE. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE COMPANY WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE NOTES EXCHANGE AGENT.

     DTC Participants who wish to cause their Old Notes to be tendered, but who cannot transmit their acceptances through ATOP prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "Notes Exchange Offer--Guaranteed Delivery Procedures--Unregistered Notes held through DTC." Holders who wish to tender their Old Notes but (i) whose Old Notes are not immediately available and will not be available for tendering prior to the Expiration Date, or (ii) who cannot deliver their Old Notes, the Letter of Transmittal, or any other required documents to the Notes Exchange Agent prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "Notes Exchange Offer--Guaranteed Delivery Procedures--Unregistered Notes held by Holders."

     The undersigned must complete the appropriate boxes above and below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Notes Exchange Offer.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED TO THE NOTES EXCHANGE AGENT IN EXCHANGE FOR CERTIFICATED NEW NOTES.

     Unless the undersigned (i) has completed item (4) in the box entitled "Description of Old Notes Tendered" and (ii) has checked the box above, the undersigned will be deemed to have tendered Old Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Book-Entry; Delivery and Form" as set forth in the Prospectus.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE NOTES EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________

The Depository Trust Company Account Number ____________________________________

Transaction Code Number _______________________________________________________.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE NOTES EXCHANGE AGENT AND
COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Eligible Institution that Guaranteed Delivery:__________________________

If delivered by book-entry transfer:

Account Number ____________________ Transaction Code Number ____________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to conditions of the Notes Exchange Offer, the undersigned hereby tenders to COI the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Notes Exchange Agent, as agent of COI, all right, title and interest in and to such Old Notes as are being tendered hereby, and irrevocably constitutes and appoints the Notes Exchange Agent as the agent and attorney-in-fact of the undersigned to cause the Old Notes tendered hereby to be transferred and exchanged.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Notes Exchange Agent, as agent of COI, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Notes Exchange Agent, as agent of COI. The undersigned will, upon request, execute and deliver any additional documents deemed by COI or the Notes Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Notes tendered hereby.

     The undersigned also acknowledges that this Notes Exchange Offer is being made in reliance on the interpretation of the staff of the Securities and Exchange Commission (the "SEC"), as set forth in Exxon Capital Holdings Corporation (available May 13, 1988) or similar no-action letters issued to third parties. Based on such interpretation of the staff of the SEC set forth in such no-action letters, COI believes that the New Notes issued in exchange for the Old Notes pursuant to the Notes Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any (i) a broker-dealer who purchases such New Notes from COI to resell pursuant to Rule 144A or any other available exemption under the Securities Act, or (ii) a person that is an "affiliate" of COI within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such New Notes are acquired in the ordinary course of such holder's business, (ii) at the time of the commencement of the Notes Exchange Offer such holder has no arrangement with any person to participate in a distribution of the New Notes and (iii) such holder is not engaged in, and does not intend to engage, in a distribution of the New Notes. By tendering Old Notes in exchange for New Notes, each holder will represent to COI that: (i) it is not such an affiliate of COI, (ii) any New Notes to be received by it will be acquired in the ordinary course of business and (iii) at the time of the commencement of the Notes Exchange Offer it had no arrangement with any person to participate in a distribution of the New Notes. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes.

     If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, where such Old Notes were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Nevertheless a broker-dealer may be deemed to be an underwriter under the Securities Act notwithstanding such disclaimer. The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Old Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers for a period of time, starting on the Expiration Date and ending on the close of business 180 days after the date the Registration Statement relating to the Notes Exchange Offer has become effective. The Company has agreed that for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to each broker-dealer which, with COI's prior written consent, makes a market in the Old Notes and receives New Notes pursuant to the Notes Exchange Offer (each a "Participating Broker-Dealer") for use in connection with any resale of such New Notes. By acceptance of the Notes Exchange Offer, each broker-dealer that receives New Notes pursuant to the Notes Exchange Offer hereby acknowledges and agrees to notify COI prior to using the Prospectus in connection with the sale or transfer of New Notes and that, upon receipt of notice from COI of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) COI has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either COI has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if COI has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. The Company agrees to deliver such notice and such amended or supplemented Prospectus promptly to any Participating Broker-Dealer that has so notified COI. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes.

     The undersigned represents that (i) the New Notes acquired pursuant to the Notes Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Notes or, if such holder intends to participate in the Notes Exchange Offer for the purpose of distributing the New Notes, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (iii) (x) such holder is not (a) a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, or (b) an "affiliate," as defined in Rule 405 under the Securities Act, of COI or (y) if such holder is such a broker-dealer or an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

     The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Notes Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and COI in accordance with the terms and subject to the conditions of the Notes Exchange Offer.

     The undersigned understands that if its Old Notes are accepted for exchange, interest on the New Notes will accumulate from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange thereof, or if no interest has been paid, from the original date of issuance of the Old Notes.

     The undersigned recognizes that unless the holder of Old Notes (i) completes item (4) of the Box entitled "Description of Old Notes Tendered" above and (ii) checks the box entitled "Check here if tendered shares of Old Notes are being delivered to the Notes Exchange Agent in exchange for certificated New Notes" above, such holder, when tendering such Old Notes, will be deemed to have tendered such Old Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Book-Entry; Delivery and Form" in the Prospectus.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Notes Exchange Offer--Conditions," COI may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptability of any tender will be determined by COI, in its sole discretion, and such determination will be final and binding. Unless waived by COI, irregularities and defects must be cured by the Expiration Date. The Company shall not be obligated to give notice of any defects or irregularities in tenders and shall not incur any liability for failure to give any such notice.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, the undersigned hereby requests that the New Notes

(and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) be sent to the undersigned at the address shown above in the box entitled "Description of Old Notes Tendered."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX(ES) ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


X __________________________________                ____________________________

X __________________________________                ____________________________
SIGNATURE(S) OF OWNER(S)                            DATE

Area Code and Telephone Number__________________________________________________

If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.


Name(s): _______________________________________________________________________


________________________________________________________________________________
                            (PLEASE TYPE OR PRINT)


Capacity: ______________________________________________________________________

Address: _______________________________________________________________________
                              (INCLUDE ZIP CODE)


                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:


________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)


________________________________________________________________________________
                                     (TITLE)


________________________________________________________________________________
                                 (NAME OF FIRM)


Dated: _________________________________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

Issue New Notes to:
 Name(s):_______________________________________________________________________
                             (PLEASE TYPE OR PRINT)


________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)


 Address:_______________________________________________________________________

________________________________________________________________________________
                                   (ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9)

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes Tendered" on this Letter of Transmittal above.

 Mail New Notes to:
 Name(s):_______________________________________________________________________
                             (PLEASE TYPE OR PRINT)


________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)


 Address:_______________________________________________________________________


________________________________________________________________________________
                                   (ZIP CODE)

IMPORTANT: EITHER (1) (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) TOGETHER WITH CERTIFICATES REPRESENTING OLD NOTES OR (B) A BOOK-ENTRY CONFIRMATION INCLUDING BY MEANS OF AN AGENT'S MESSAGE, MUST BE RECEIVED BY THE NOTES EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, OR (2) THE TENDERING HOLDER MUST COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES SET FORTH HEREIN. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE ISSUER WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.


     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)
                     PAYOR'S NAME: COMFORCE OPERATING, INC.

SUBSTITUTE                    PART I--Taxpayer Identification Number
FORM W-9                      Enter your taxpayer identification number in           ____________________________
                              the appropriate box. For most individuals,             Social Security Number
                              this is your social security number. If you            OR
                              do not have a number, see how to obtain a              ____________________________
                              "TIN" in the enclosed Guidelines.                      Employer Identification Number
DEPARTMENT OF
THE TREASURY
INTERNAL REVENUE
SERVICE

PAYOR'S REQUEST               NOTE: If the account is in more than one
FOR TAXPAYER                  name, see the chart on page 2 of the
IDENTIFICATION                enclosed Guidelines to determine what
NUMBER ("TIN") AND            number to give.
CERTIFICATION
                              PART II--FOR PAYEES EXEMPT FROM                        PART 3--Awaiting TIN     / /
                              BACKUP WITHHOLDING (See enclosed
                              Guidelines)

                              Certification--Under the penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2)
                              I am not subject to backup withholding either because I have not been notified by the Internal
                              Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or the IRS has notified me that I am no longer subject to backup withholding.

                              SIGNATURE____________________________________________________________________________

                              DATE_________________________________________________________________________________


                              CERTIFICATION GUIDELINES--You must cross out Item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest on your tax return. However, if after being notified by the
                              IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item
                              (2).


         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

Signature___________________                       Date_________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS
      Forming Part of the Terms and Conditions of the Notes Exchange Offer

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Old Notes to accept the Notes Exchange Offer if: (i) tender of Old Notes is to be made by DTC Participants through ATOP, for which the transaction is eligible, pursuant to the procedures set forth in the Propectus under the caption "Notes Exchange Offer--Unregistered Notes held through DTC"; (ii) certificates representing Old Notes are to be physically delivered to the Notes Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption "Notes Exchange Offer--Unregistered Notes held by Holders"; or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Notes Exchange Offer--Guaranteed Delivery Procedures." Notwithstanding the foregoing, valid acceptance of the terms of the Notes Exchange Offer may be effected by a DTC Participant tendering Old Notes through ATOP where the Notes Exchange Agent receives an Agent's Message prior to the Expiration Date. Accordingly, such DTC Participant must electronically transmit its acceptance to DTC through ATOP, and then DTC will edit and verify the acceptance, execute a book-entry delivery to the Notes Exchange Agent's account at DTC and send an Agent's Message to the Notes Exchange Agent for its acceptance. By tendering through ATOP, DTC Participants will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and COI will be able to enforce such agreement against such DTC Participants.

     In order to validly tender Old Notes pursuant the Notes Exchange Offer, either (i) (A) this Letter of Transmittal, or a facsimile hereof, together with certificates representing Old Notes or (B) a Book-Entry Confirmation, including by means of an Agent's Message, of the transfer into the Notes Exchange Agent's account at DTC of all Old Notes delivered electronically must be received by the Notes Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, together with all other required documents, or (ii) the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Notes Exchange Agent.

     If a holder or DTC Participant desires to tender Old Notes pursuant to the Notes Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Old Notes and all other required documents to reach the Notes Exchange Agent, or the procedures for book-entry transfer, including those with respect to tenders through ATOP, cannot be completed, prior to the Expiration Date, such holder or DTC Participant, as the case may be, must tender such Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "Notes Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by COI, must be received by the Notes Exchange Agent either by hand delivery, mail, facsimile transmission or overnight courier, prior to the Expiration Date; and (iii) within three NYSE trading days after the date of the execution of the Notice of Guaranteed Delivery, (A) holders must deliver to the Notes Exchange Agent a properly completed and duly executed Letter of Transmittal, as well as the certificate(s) representing all tendered Old Notes in proper form for transfer, and all other documents required by the Letter of Transmittal or (B) DTC Participants must effect a Book-Entry Confirmation, including through ATOP by means of an Agent's Message, of the transfer of such Old Notes into the Notes Exchange Agent's account at DTC as set forth in the Prospectus.

     The method of delivery of this Letter of Transmittal, the shares of Old Notes and all other required documents, including delivery through DTC and any acceptance or Agent's Message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Notes Exchange Agent prior to the Expiration Date. Except as otherwise provided in this Instruction 1, delivery will be deemed made only when actually received by the Notes Exchange Agent.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Old Notes for exchange.

     See "The Notes Exchange Offer" in the Prospectus.

     2. WITHDRAWALS. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of Old Notes to be effective, a letter, telex, telegram or facsimile transmission notice of withdrawal must be received by the Notes Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal by a DTC Participant must contain the name and number of the DTC Participant, the aggregate principal amount of Old Notes to which such withdrawal relates and the signature of the DTC Participant. Any such notice of withdrawal by a holder of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn, (ii) contain a description of the Old Notes to be withdrawn (including the certificate number or numbers and aggregate liquidation preference of such Old Notes) and (iii) be signed by the holder of such Old Notes in the same manner as the original signature on this Letter of Transmittal (including any required signature guaranties), or be accompanied by (x) documents of transfer in a form acceptable to COI, in its sole discretion and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such holder. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Notes Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Notes Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Notes Exchange Offer--Withdrawal of Tenders" in the Prospectus.

     3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and unless waived by COI, proper evidence satisfactory to COI of their authority so to act must be submitted.

     The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Old Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Old Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States, or an "eligible institution" within the meaning of Rule l7Ad-l5 of the Securities Exchange Act of 1934, as amended (each an "Eligible Institution"). If Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by COI in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Notes Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any New Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter of Transmittal and any Old Notes not accepted for exchange will be returned to the name or address of the person signing this Letter of Transmittal.

     5. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the federal income tax laws, payments that may be made by COI on account of New Notes issued pursuant to the Notes Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, COI (or the Trustee with respect to the New Notes or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the New Notes until the holder furnishes COI or the Trustee with respect to the New Notes, broker or custodian with its TIN. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Notes Exchange Agent or COI is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Notes Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require COI or the Trustee with respect to the New Notes, broker or custodian to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     6. TRANSFER TAXES. COI will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Notes Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to COI or its order pursuant to the Notes Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. COI reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither COI nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     9. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of Old Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     10. MUTILATED, LOST, STOLEN OR DESTROYED OLD Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Notes Exchange Agent at the address indicated above for further instructions.

                  11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Notes Exchange Agent at the address and telephone number indicated above.

                            COMFORCE OPERATING, INC.

     All tendered Old Notes, executed Letters of Transmittal and other related documents should be directed to the Notes Exchange Agent. Requests for assistance and additional copies of the Prospectus, the Letter of Transmittal and other related documents should be directed to the Notes Exchange Agent.

            THE NOTES EXCHANGE AGENT FOR THE NOTES EXCHANGE OFFER IS:

                            WILMINGTON TRUST COMPANY

                                  By Facsimile:
                                 (302) 651-8882
                        (For Eligible Institutions Only)

                                  By Telephone:
                                 (302) 651-1000

                                    By Mail:
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                              Attn: Corporate Trust


                        By Overnight Courier and By Hand:
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                              Attn: Corporate Trust